Filed Pursuant to Rule 497(a)
Registration No. 333-195863
Rule 482ad

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Franklin Square Media Team

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FOR IMMEDIATE RELEASE

FSIC Prices Public Offering of $325 Million 4.250% Notes Due 2020

PHILADELPHIA, PA, November 25, 2014 – FS Investment Corporation (NYSE: FSIC) announced that it has priced an underwritten public offering of $325 million in aggregate principal amount of its 4.250% unsecured notes due 2020. The notes will mature on January 15, 2020 and may be redeemed in whole or in part at FSIC’s option at any time at par plus a “make-whole” premium, if applicable. The offering is expected to close on December 3, 2014, subject to customary closing conditions.

J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Keefe, Bruyette & Woods, Inc. and Sterne, Agee & Leach, Inc. are acting as joint book-running managers for this offering.

FSIC expects to use the net proceeds of this offering to repay outstanding indebtedness.

Other Information

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of FSIC before investing. The pricing term sheet dated November 25, 2014, the preliminary prospectus supplement dated November 25, 2014, and the accompanying prospectus dated June 19, 2014, each of which has been filed with the U.S. Securities and Exchange Commission, contain this and other information about FSIC and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of FSIC and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the U.S. Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from J.P. Morgan Securities LLC at 383 Madison Avenue, New York, NY 10179, Attn – Investment Grade Syndicate Desk, or via phone at 212-834-4533;

Wells Fargo Securities, LLC at 608 2nd Avenue, South Minneapolis, MN 55402, Attn: WFS Customer Service, or via phone at 1-800-645-3751, or by email at wfscustomerservice@wellsfargo.com; Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or via phone at 1-800-831-9146, or by email at prospectus@citi.com; or Deutsche Bank Securities Inc. at 60 Wall Street, New York, NY 10005-2836, Attn – Prospectus Group, or via phone at 1-800-503-4611, or by email at prospectus.CPDG@db.com.

About FS Investment Corporation

FSIC is a publicly traded business development company (BDC) focused on providing customized credit solutions to private middle-market U.S. companies. FSIC seeks to invest primarily in the senior secured debt and, to a lesser extent, the subordinated debt of private middle-market companies to achieve the best risk-adjusted returns for its investors. In connection with its debt investments, FSIC may receive equity interests such as warrants or options.

FSIC is advised by FB Income Advisor, LLC, an affiliate of Franklin Square Capital Partners (Franklin Square), and is sub-advised by GSO / Blackstone Debt Funds Management LLC, an affiliate of GSO Capital Partners LP (GSO). GSO, with over $70 billion in assets under management as of September 30, 2014, is the credit platform of Blackstone, one of the world’s leading managers of alternative investments.

About Franklin Square

Franklin Square is a leading manager of alternative investment funds designed to enhance investors’ portfolios by providing access to asset classes, strategies and asset managers that typically have been available to only the largest institutional investors. The firm’s funds offer “endowment-style” investment strategies that help construct diversified portfolios and manage risk. Franklin Square strives not only to maximize investment returns but also to set the industry standard for best practices by focusing on transparency, investor protection and education for investment professionals and their clients.

Founded in Philadelphia in 2007, Franklin Square quickly established itself as a leader in the world of alternative investments by introducing innovative credit-based income funds, including the industry’s first non-traded BDC. The firm managed approximately $13.6 billion in assets as of September 30, 2014.

About Blackstone and GSO Capital Partners

Blackstone is one of the world’s leading investment firms. Blackstone seeks to create positive economic impact and long-term value for its investors, the companies it invests in, and the communities in which it works. The firm does this by using extraordinary people and flexible capital to help companies solve problems. Blackstone’s asset management businesses, with almost $300 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Blackstone also provides various financial advisory services, including financial and strategic advisory, restructuring and reorganization advisory and fund placement services.

GSO is the global credit and distressed investment platform of Blackstone. With over $70 billion of assets under management, GSO is one of the largest alternative managers in the world focused on the leveraged-finance, or non-investment grade related, marketplace. GSO seeks to generate attractive risk-adjusted returns in its business by investing in a broad array of strategies including mezzanine debt, distressed investing, leveraged loans and other special-situation strategies. Its funds are major providers of credit for small and middle-market companies, and it also advances rescue financing to help distressed companies.

Forward-Looking Statements

This press release may contain certain forward-looking statements, including statements with regard to future events or the future performance or operations of FSIC. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption in FSIC’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in FSIC’s operating area, and the price at which shares of FSIC’s common stock trade on the New York Stock Exchange. Some of these factors are enumerated in the filings FSIC makes with the U.S. Securities and Exchange Commission. FSIC undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.